Exhibit 10.9

                 AMENDMENT TO SHARE PURCHASE AND SALE AGREEMENT

This Amendment, dated July __, 2000, is hereby made to the Share Purchase and Sale Agreement dated February 4, 2000 (the "Agreement") in accordance with Clause 7.3.

The following Amendment to the Agreement is hereby adopted by the parties and incorporated into the Agreement in its entirety, and shall replace the prior existing Clause as if it were originally contained therein:

"Section  1.2     Closing
                  -------

(1) The closing of the purchase and sale of the Acquired Share Capital (the "Closing") shall take place on or before October 17, 2000 (the "Closing Date") at a location mutually agreed to in writing by the Parties hereto. The Closing Date may be only extended by agreement in writing by both API and NCL. The Parties agree to use all reasonable efforts to close the Share Exchange as soon as practicable, subject to Article V hereof."

The parties to the Agreement hereby accept and agree to the Amendment as above written.

FOR NORTHBRIDGE COMMUNITIES LIMITED, THE SHAREHOLDERS OF NORTHBRIDGE COMMUNITES LIMITED


____________________________
Vorasit  Pokachaiyapat
Director

____________________________
Robert  W.  Brewitt
Director

FOR ASIA PROPERTIES, INC., ASIA PROPERTIES INVESTMENTS, INC., ASIA PROPERTIES (THAILAND) LIMITED, NICHOLAS ST. JOHNSTON, DANIEL S. MCKINNEY, LIM GAIK-IM, CRESTVIEW ASSOCIATES LIMITED, MILLIARD LIMITED

/S/  NICHOLAS  ST.  JOHNSONT
----------------------------
Nicholas  St.  Johnston

____________________________
Daniel  S.  McKinney


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